
SPRINTER
THOR
INDUSTRIES
www.thorindustries.com
THO
NYSE

Forward Looking Statements

- This presentation includes certain statements that are "forward looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward looking statements involve uncertainties and risks. There can be no assurance that actual results will not differ from our expectations. Factors which could cause materially different results include, among others, price fluctuations, material or chassis supply restrictions, legislative and regulatory developments, the costs of compliance with increased governmental regulation, legal issues, the potential impact of increased tax burdens on our dealers and retail consumers, lower consumer confidence and the level of discretionary consumer spending, interest rate fluctuations, restrictive lending practices, recent management changes, the success of new product introductions, the pace of obtaining and producing at new production facilities, the pace of acquisitions, the integration of new acquisitions, the impact of the divestiture of the Company's bus businesses, asset impairment charges, cost structure changes, competition, general economic, market and political conditions and the other risks and uncertainties discussed more fully in Item 1A of our Annual Report on Form 10-K for the year ended July 31, 2013 and Part II, Item 1A of our quarterly report on Form 10-Q for the period ended April 30, 2014. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this release or to reflect any change in our expectations after the date of this release or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Who is THOR

- Founded in 1980 by Wade Thompson & Peter Orthwein with the acquisition of Airstream, Inc.
- The sole owner of operating subsidiaries that, combined, represent one of the world's largest manufacturers of recreational vehicles
  - #1 in overall RV 35.5% of market*
  - #2 in Travel Trailers 35.1% of market*
  - #1 in Fifth Wheels 49.3% of market*
  - #1 in Motorhomes 24.6% of market**
- On July 31, 2013, Thor announced the sale of its bus business to Allied Specialty Vehicles for $100 million in cash. The sale was completed as of October 20, 2013 and final closing adjustments were made during the second quarter of fiscal 2014, resulting in a final sale price of $105 million.
- Approximately 8,300 employees***
- 107 facilities in 4 US states***
- 6.5 million square feet under roof***

Source: *Statistical Surveys, Inc., YTD U.S. and Canada units through May 2014

**Motorhomes includes Class A, B and C, Statistical Surveys, Inc., YTD U.S. and Canada units through May 2014

*** as of July 31, 2013 (continuing operations)

THOR INDUSTRIES

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THOR's Strategic Vision

- At Thor we strive to provide RV consumers with superior products and services through innovative solutions which enhance the enjoyment of the RV lifestyle.
- Our decentralized operating structure and independent operating subsidiaries foster an entrepreneurial spirit and an unending focus on the needs of the users of our products – resulting in our drive to lead the industry with innovation, product quality and customer service.
- Our focus requires that we make decisions based on the long-term success of our Company:
  - While we strive to lead the industry in market share, we will not strive for market share at the expense of quality.
  - Growth is important, but this is a business of relationships and we realize that the key to long-term sustainable sales growth rests in the strength of our relationships with consumers, dealers and suppliers.
  - Our relationship with shareholders is important, and we understand that profits are a key driver to our long-term success.
  - The path to long run success is seldom straight, so our leaders manage in a way that moves us closer to our goals, even though it might impact our results in the short term.

The RV Consumer

- A recent review of trends by Kampgrounds of America (KOA) revealed some interesting trends among RV consumers.
- There are approximately 39.5 million active campers in North America, but only 9.1 million, or 23% of them, are RV campers. The rest camp primarily in tents or cabins, making them a solid target market for the RV industry.
- Baby Boomers (a prime RV target market for many years) represent 26% of the population. While we are focused on meeting the need of Boomers, we are also looking to the future and developing products to meet the needs of Generation X and Millennials as they seek more active outdoor experiences with their families.
- Specific trends surrounding today's RV consumer:
  - 70% of today's RVers plan to buy another RV. The typical trade-in cycle for RVs is every 3-5 years – this does not vary by product type!
  - Adult outdoor enthusiasts are increasingly demanding "soft rugged" which is exactly what RVs provide – access to the outdoors with the comforts of home.
  - RVs address several key needs of consumers, including spending more time with family, enjoying the great outdoors and doing all of this in an affordable and environmentally conscious way.
  - RV consumers continue to develop new ways of utilizing their RVs, from extreme sports to youth sports leagues and tournaments to attending dog shows and craft shows, RVs are versatile.

THOR's Product Range

Towable RV Segment Products

Travel Trailers		
Fifth Wheels		
Specialty Trailers		

Motorized RV Segment Products

Class A		
Class B & C		

FY2014 Sales*


Motorized RV's $804 23%
Towable RV's $2,722 77%

*Fiscal year ended July 31, 2014, preliminary sales, continuing operations ($ in millions)

THOR RV Group

adventure, inspired by
AIRSTREAM

Bison
COACH

CROSSROADS®
RECREATIONAL VEHICLES

Dutchmen

HEARTLAND
RECREATIONAL VEHICLES, LLC

KZ
EST. 1972

Keystone RV Company™

LIVIN LITE™
RECREATIONAL VEHICLES

THOR
MOTOR COACH

Why Invest in THOR

- Disciplined, Profitable Growth
  - Profitable every year since 1980
  - All time record $3.5 billion preliminary sales FY2014, up 9% from FY2013
  - $3.2 billion sales FY2013, up 23% from FY2012
  - FY2013 net income from continuing operations of $151.7 million, up 36% from FY2012
  - FY2013 EPS from continuing operations of $2.86, up 38% from $2.07 in FY2012, FY2013 total EPS of $2.88, up 27% from $2.26 in FY2012
- Sustainable Business Model
  - Successfully weathered a severe downturn
  - Recent capital investments position Thor for growth and margin improvement over the long term
- Solid Balance Sheet
  - On April 30, 2014, cash and cash equivalents of $120.9 million and restricted cash of $53.4 million (held for acquisition of K-Z on May 1, 2014)
  - Operations historically generate significant cash
  - Strong history of returning cash to shareholders through dividends and share repurchases
    - Solid history of regular quarterly dividends, increased from $0.18 to $0.23 at the beginning of FY14
    - Special dividend of $1.00 per share declared in first quarter of FY14 after completion of Bus sale

What Makes THOR Different

- Proven business model:
  - Entrepreneurial and decentralized
  - No ivory tower: approximately 8,300 employees, only 40 in corporate staff*
  - Decision-making driven by the needs of the customer
  - Big, but nimble
  - Best management team in the business, as proven by sustained performance

- An innovator in each of its business segments

- Long-term RV market leadership:
  - Best positioned in towable RVs, historically highest volume area
  - #1 in Motorhomes, poised for continued growth as the market continues to recover
  - Well positioned as a leading innovator in the RV market to meet the demands of dealers and consumers

- Strong balance sheet to support growth and shareholder returns

* as of July 31, 2013 (continuing operations)

THOR INDUSTRIES

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THOR's Competitive Advantages

- Focus on assembly - not heavy manufacturing
  - Limited vertical integration – only where it makes sense
  - Flexibility – performance in any market condition
  - Low overhead costs
  - High return on assets employed
- Strong market share in the primary RV categories – Travel Trailers, Fifth Wheels and Motorized
  - Provides scale and purchasing power
  - Low cost, high volume producer – generates improved margin
- Balance sheet supports acquisitions and organic growth
- Meaningful increases in production capacity during FY14
- Diversified lineup of innovative product offerings
- Strong relationships in wholesale financing
- Strength to pay warranty and honor repurchase agreements, important to dealers, lenders and consumers

THOR INDUSTRIES

THO NYSE

RV Industry Conditions


ALPINE

- Market is still competitive, though improved from year ago
  - Top three RV competitors account for 82.0% of industry units*
  - "Flight to quality" – consumers, dealers, lenders all seek to do business with strong companies like Thor
- Industry better balanced today for supply and demand
- Pricing & promotional environment remains competitive, but improved over prior year
- Consumer confidence has been relatively stable over the past few months, but final results fell slightly to 81.8 in July 2014 from 82.3 in June, and down from 85.1 a year ago. Consumers have been little influenced by positive or negative economic reports, providing strength for spending to expand**
- Wholesale and Retail lenders are prudent - applying "healthy discipline"
- RV buyers seek the "power of choice" – want variety in brands and models

*Source: Statistical Surveys, Inc., U.S. and Canada YTD May 2014

** Source: University of Michigan final Consumer Sentiment Index for July 2014

THOR INDUSTRIES

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RV Market Wholesale Trends: Units (000's)


5-Year CAGR = 8.2%
295.8
339.6
441.1
413.9
389.9
199.2
106.9
133.6
140.6
196.6
215.7
186.9
189.9
211.7
215.8
187.9
173.1
163.1
203.4
227.8
259.5
247.2
247.5
254.5
292.7
321.2
300.1
256.8
311.0
320.8
370.1
384.4
390.5
353.5
237.0
165.6
242.3
252.4
285.7
321.1
349.4
360.1
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 (e)
2015 (e)

Historical Data: Recreation Vehicle Industry Association, Calendar year 2014 and 2015: RVIA estimate as of Summer 2014

RV Market Motorized Wholesale Trends: Units (000's)


68.9
96.6
156.1
160.2
157.2
64.1
28.5
35.4
41.2
69.5
82.0
68.7
67.7
73.7
72.8
61.1
52.3
41.9
46.9
51.3
58.2
52.8
55.3
55.1
63.5
71.5
61.0
49.2
60.4
62.0
71.7
61.4
55.8
55.4
28.4
13.2
25.2
24.8
28.2
38.3
46.5
47.3
5-Year CAGR = 13.4%
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 (e)
2015 (e)

Historical Data: Recreation Vehicle Industry Association, Calendar year 2014 and 2015: RVIA estimate as of Summer 2014

RV Market Towable Wholesale Trends: Units (000's)


5-Year CAGR = 7.6%
226.9
243.0
285.0
253.7
232.7
135.1
78.4
98.1
99.4
127.1
133.7
118.1
122.1
137.9
142.9
126.7
120.8
121.1
156.5
176.5
201.3
194.3
192.2
199.5
229.1
249.6
239.1
207.6
250.6
258.9
298.3
323.0
334.5
298.1
208.6
152.4
217.1
227.4
257.6
282.8
302.9
312.8
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 (e)
2015 (e)

Historical Data: Recreation Vehicle Industry Association, Calendar year 2014 and 2015: RVIA estimate as of Summer 2014

RV: State of Balance

- **Dealers**
  - Continued optimism
  - Right-sized towable inventory
  - Appropriate motorized inventory
  - Access to wholesale credit
  - Financial health
- **Consumers**
  - Better access to retail credit
  - Historically low interest rates
  - Great demographic trends
  - Renewed focus on family vacations
  - Will shorten trips to reduce fuel usage

Backlog: July 31 ($ millions)

RV	2014	2013	% change
Towables	$296.9	$228.4	+30.0%
Motorized	$241.2	$213.1	+13.2%
TOTAL	$538.1	$441.5	+21.9%

THOR INDUSTRIES

THO NYSE

THOR RV Dealer Inventory

- Total Dealer inventory remains appropriate for current conditions, towable inventory is stable, motorized inventory is somewhat light.
- Dealer inventory at April 30, 2014 up 1.7% compared with April 30, 2013, supportive of current industry retail trends and sales growth through the first nine months of fiscal 2014.
- Lenders still comfortable with current dealer inventory turns and current credit line utilization, year-over-year turns have increased resulting in reduction in average age of Thor units on dealers' lots.

Dealer Inventory: April 30 (units)

	2014	2013	% change
RV	66,014	64,899	+1.7%

The RV Market Ahead

- Retail demand has driven rebound in towables, rebound in motorized continuing
- Wholesale units outpacing retail in the early part of the year, historically has become more balanced as we reach the peak retail selling season



	Calendar Year			
	2011	2012	2013	2014 YTD
Industry Retail Registrations*	246,180 units (+8.6%)	262,805 units (+6.8%)	301,399 units (+14.7%)	128,181 units (+1.8%)
Industry Wholesale Shipments**	252,407 units (+4.1%)	285,749 units (+13.2%)	321,127 units (+12.4%)	159,256 units (+10.6%)

* Statistical Surveys, inc., includes US and Canada. 2011, 2012 & 2013 Full Year Actual, YTD through May 2014
** RVIA wholesale shipments for full years 2011, 2012 & 2013, YTD through May 2014

THOR INDUSTRIES

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Acquisition of K-Z, Inc.

- On April 17, 2014 Thor announced the acquisition of RV manufacturer K-Z, Inc., based in Shipshewana, Indiana, for cash consideration of $53.4 million, subject to adjustment. The acquisition closed on May 1, 2014.
- K-Z generated sales of nearly $150 million in calendar 2013, and we expect the acquisition to be accretive to earnings. Approximately 20-25% of sales are to Canada.
- K-Z manufactures travel trailers, fifth wheels and toy haulers under popular brands such as Sportsmen, Spree, Durango, StoneRidge and Inferno, as well as their Venture Sport Trek and Sonic.
- Products are sold through a network of 220 North American dealers with very little overlap with Thor's existing dealer base.





Acquisition of Bison Coach

- On October 31, 2013 Thor acquired the net assets of specialty trailer manufacturer Bison Coach based in Milford, Indiana for $16.9 million in cash, after post-closing adjustments, which were finalized in the third quarter of fiscal 2014.
- Bison's products include an innovative line of equine trailers with Living Quarters (LQ), constructed of light-weight aluminum and aluminum over steel construction.
- Bison is a leader in equine LQ trailers, and they are one of only two companies that construct their own living quarters, an area where Thor can leverage its RV expertise.



Acquisition of Livin' Lite

- On August 30, 2013 Thor acquired the net assets of innovative RV manufacturer Livin' Lite based in Wakarusa, Indiana for aggregate net cash consideration of $16.8 million
- Livin' Lite's products are complementary to existing product lines, with light-weight aluminum construction targeting a niche market within the overall Towable RV market
- Livin' Lite also provides an entry into two markets that Thor subsidiaries have not participated in – folding camping trailers and truck campers
- Their lightweight products are typically sold at a modest premium compared to traditional products, with opportunities for growth through licensing agreements with Jeep and others





THOR INDUSTRIES

Three-Year Strategic Plan Update

In mid-fiscal 2013, Thor's management team developed a three-year Strategic Plan focused on growth and operational improvement. The rolling three-year plan has been updated to cover the FY15-FY17 periods.

Thor's Strategic Goals:

- RETURNS: Strive to be unceasingly attentive to margin maintenance and, when indicated, improvement, designed to offer our shareholders a long-term superior rate of return
- INNOVATION: Focus on continually offering industry-leading product innovation, quality and customer service to our dealers, customers and consumers
- MARKET LEADERSHIP: Remain a market share leader in the primary categories in which we compete
- MOTIVATION: Dedicated to the continued success of our decentralized business model which promotes and rewards entrepreneurship within our operating subsidiaries
- COMMUNITY LEADER: Strive to build on our positive reputation in the marketplace and communities where we work, provide competitive benefits and advancement opportunities to employees, foster respect and frequent engagement with employees, dealers and business partners

Three-Year Strategic Plan Update

Key Milestones to achieving the plan:

- Mid-single-digit top line growth through FY17 driven by organic growth, strategic expansion of production and capacity as well as opportunistic acquisitions
- Dedication to maintaining strong relationships with our dealers to sharpen our focus on providing the best product to the customer
- Enhance our understanding of our end consumer and their needs with greater interaction through social media and direct communication channels
- Expansion of a continuous improvement process designed to positively affect product quality and operating efficiency
- We have achieved the first 100 basis points of the original 200 basis point gross margin improvement target set in the original plan. The remaining gross margin improvement goal will likely be more challenging as we pursue this over the remaining plan horizon

Comments on 4th Quarter 2014 Preliminary Sales

- Double-digit sales growth in both motorized and towable sales resulting in a 14% improvement in sales from continuing operations of $1.04 billion. Sales from continuing operations for the full year were $3.53 billion, up 9% from $3.24 billion in fiscal 2013.

- Towable RV revenue in the quarter was $825.5 million, up 11% from last year as sales momentum continued along with the inclusion of FY14 acquisitions. Towable sales for the full year were up 3% at $2.72 billion, inclusive of FY14 acquisitions.

- Ongoing strength in motorized RVs as the market recovery continued and newly introduced products were received positively in the market. Motorized sales increased 29% to $217.5 million for the fourth quarter of 2014. Motorized sales for the full year grew 36% to $803.5 million, from $591.5 million in fiscal 2013.

- Dealers remain positive as the peak summer selling season comes to a close. Dealers and lenders are comfortable with current inventory levels overall, with adequate turns and reduced aging of units on dealer lots.

- Increasing RV backlog, total backlog up 22% to $538.1 million. Towable backlog increased 30% to $296.9 million while motorized backlog increased 13% to $241.2 million. Backlog driven by strong industry growth and market acceptance of new product as well as the inclusion of acquisitions made in fiscal 2014.

Comments on 3rd Quarter 2014 Results

- Strong sales growth in motorized along with moderate growth in towable sales resulting in a 13% improvement in sales from continuing operations of $1.05 billion. Sales from continuing operations for the first nine months were $2.48 billion, up 7% from $2.33 billion in the first nine months of 2013.
- Net income from continuing operations for the third quarter was $55.1 million, up 13% from $48.7 million in the prior-year third quarter. Diluted earnings per share (EPS) from continuing operations for the third quarter was $1.03, up 12% from $0.92 in the third quarter last year.
- Including discontinued operations from the former Bus business, net income was $55.1 million, up 26% from $43.8 million in the third quarter of fiscal 2013. Diluted EPS including discontinued operations was $1.03, up from $0.82 in the third quarter last year.
- Towable RV sales for the quarter were $800.7 million, up 8% from $742.4 million in the prior-year period. Income before tax was $72.6 million, up 16% from $62.5 million in the third quarter last year. Towable RV income before tax increased to 9.1% of revenues from 8.4% a year ago, largely as a result of the increased sales levels achieved in the quarter.
- Motorized RV sales were $246.1 million, up 31% from $187.3 million in the prior-year third quarter. Income before tax was $17.7 million, up 17% from $15.1 million last year. As a percent of revenues, motorized RV income before tax fell to 7.2% of revenues from 8.1% a year ago, largely as a result of start-up costs and inefficiencies at newly opened manufacturing facilities during the quarter.
- Total RV backlog increased 26% to $820.2 million. Towable backlog increased 25% to $548.5 million while motorized backlog increased 29% to $271.7 million. Backlog growth was driven by solid industry growth in both segments and market acceptance of new products.
- Dealers and lenders comfortable with current inventory levels overall, although the industry is currently contending with a shortage of drivers at transport companies which is slowing deliveries to dealers.

THOR - Key Takeaways

- Profitable every year since inception
- Successfully weathered a severe downtum in 2008-09
- Recent capital investments position Thor for growth and margin improvement over the long term
- #1 overall RV market share in North America*
- Rock-solid balance sheet. Significant cash on hand and historic cash generation
- Diversified and innovative products
- Strong consumer, dealer and lender relationships
- Experienced team

* Statistical Surveys, Inc., YTD U.S. and Canada units YTD May 2014


Appendix: Financial & Market Data
THOR INDUSTRIES
THO NYSE

Corporate Integrity

- No golden parachutes
- No ‘pro forma’ earnings. We report net income, not adjusted earnings to cover up performance
- Consistent focus on shareholder value
- Simple compensation philosophy:
  - Mainly cash compensation, without a cap, based on pre-tax income – a true pay for performance philosophy
  - Shift focus from stock options to restricted stock units

THOR's RV Competitive Advantage

U.S. and Canada Retail Registrations (units)

	YTD 5/31/14		Y/E 12/31/13		Y/E 12/31/12		Y/E 12/31/11	
	Total	Share %	Total	Share %	Total	Share %	Total	Share %
THOR*	**45,468**	**35.5%**	**111,576**	**37.0%**	**99,170**	**37.7%**	**92,414**	**37.5%**
Forest River**	43,610	34.0%	99,822	33.1%	81,873	31.2%	74,035	30.1%
Jayco***	15,946	12.4%	37,942	12.6%	33,803	12.9%	32,024	13.0%
Winnebago	4,159	3.2%	8,661	2.9%	7,053	2.7%	5,549	2.3%
Allied Recreation****	2,137	1.7%	6,035	2.0%	5,839	2.2%	6,168	2.5%
Grand Design	1,340	0.9%	762	0.3%	-	0.0%	-	0.0%
Subtotal	**112,660**	**87.9%**	**264,798**	**87.9%**	**227,738**	**86.7%**	**210,190**	**85.4%**
All Others	15,521	12.1%	36,601	12.1%	35,067	13.3%	35,989	14.6%
Grand Total	**128,181**	**100.0%**	**301,399**	**100.0%**	**262,805**	**100.0%**	**246,179**	**100.0%**

Source: Statistical Surveys, Inc., U.S. and Canada

* Thor adjusted to include historical results of K-Z, Inc. ** Forest River includes Palomino, Coachmen, Prime Time, Shasta and Dynamax *** Jayco adjusted to include historical results of Open Range **** Allied Recreation includes Fleetwood and Monaco

THOR INDUSTRIES THO NYSE

Sales, continuing operations ($ millions)

Fiscal years ended July 31,


Preliminary
$1,115
$1,849
$2,340
$2,640
$3,242
$3,525
2009
2010
2011
2012
2013
2014

THOR INDUSTRIES
THO NYSE

Net Income, continuing operations ($ millions)

Fiscal years ended July 31, Year-to-Date through April 30



$2.5
$91.2
$91.6
$111.4
$151.7
$96.5
$108.7
2009
2010
2011
2012
2013
2013 YTD
2014 YTD

THOR INDUSTRIES

THO NYSE

Diluted EPS, Continuing Operations
Fiscal years ended July 31, Year-to-Date through April 30


$0.04
$1.72
$1.66
$2.07
$2.86
$1.82
$2.04
2009
2010
2011
2012
2013
2013 YTD
2014 YTD

3rd Quarter Financial Summary

	2014	2013	% Change
Net Sales	1,046.8	929.8	12.6%
Gross Profit	142.1	124.6	14.1%
% of Sales	*13.6%*	*13.4%*	
SG&A	57.0	52.6	8.3%
% of Sales	*5.4%*	*5.7%*	
All Other	2.4	1.4	
Income Before Tax	82.7	70.6	17.3%
% of Sales	*7.9%*	*7.6%*	
Income Taxes	27.6	21.9	
Net Income (cont. ops.)	55.1	48.7	13.2%
Diluted EPS (cont. ops.)	$ 1.03	$ 0.92	12.0%
Order Backlog			
Towables	548.5	439.6	24.8%
Motorized	271.7	210.0	29.4%
Total	**820.2**	**649.6**	**26.3%**

*Amounts in millions except per share data

Net Sales by segment:

- Towables +8%, motorized +31%
- Sales recovered from severe cold and winter weather during the second quarter

Income before tax by segment:

- Towables 9.1%, up from 8.4%
  - Improved sales volumes and enhanced operating efficiency
- Motorized 7.2%, down from 8.1%
  - Start-up costs and inefficiencies with new motorized plants
- EPS from continuing operations of $1.03 up from $0.92 in third quarter of 2013

Quarterly Thor RV Unit Shipments


40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1Q2006
2Q2006
3Q2006
4Q2006
1Q2007
2Q2007
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014

Thor RV Retail Market Share: Units



Towable Retail Share*
Class A/C Retail Share*
Class B Retail Share*
36.2%
16.1%
6.7%
40.0%
17.8%
12.4%
39.5%
19.5%
14.4%
39.7%
20.0%
16.7%
38.7%
23.3%
22.1%
37.1%
24.9%
20.2%
2009
2010
2011
2012
2013
2014 YTD

*Source: Statistical Surveys Inc., U.S. and Canada, 2014 YTD 5/31/14


THOR
INDUSTRIES
ELEVATION
ELEVATION
www.thorindustries.com
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NYSE